Premises and Equipment, Net (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Cost:
Land	$ 4,540	$ 4,540
Buildings and improvements	19,277	19,171
Furniture and equipment	11,244	11,051
Total cost	35,061	34,762
Less accumulated depreciation	(17,383)	(16,520)
Premises and equipment, net	$ 17,678	$ 18,242